                   [LOGO OF MENTOR INCOME FUND APPEARS HERE]

Dear Shareholder,

     We are pleased to present to you proxy materials for the 1995 Annual Meeting of Shareholders of Mentor Income Fund, Inc. (the "Fund"). The Meeting will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on Tuesday, October 17, 1995 at 10:00 a.m. for the following purposes:

   1. To elect one Director to hold office for the term specified and until his successor is duly elected and qualified.

   2. To ratify or reject the selection of Coopers & Lybrand as independent accountants for the Fund for the fiscal year ending October 31, 1995.

   3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you will not be able to attend the Annual Meeting, we urge you to complete, date and sign the enclosed proxy voting card. A self-addressed, postage-paid envelope has been provided for your convenience. It is very important that we receive your voting instructions no later than October 10, 1995. Please submit the proxy card by this date; failure to do so could result in the Fund incurring further proxy solicitation expenses. If you hold Fund shares in more than one account, you may receive more than one proxy package. Please make sure that you return separate proxy cards for the separate holdings.

     We look forward to seeing you at the Annual Meeting and appreciate your continued interest in the Fund.

Sincerely,


/s/ Weston E. Edwards              /s/ Paul F. Costello

Weston E. Edwards                  Paul F. Costello
Chairman of the Board              President

                           MENTOR INCOME FUND, INC.
                    Riverfront Plaza, 901 East Byrd Street
                           Richmond, Virginia 23219

                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                               OCTOBER 17, 1995

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on Tuesday, October 17, 1995 at 10:00 a.m. for the following purposes:

   1. To elect one Director to hold office for the term specified and until his successor is duly elected and qualified.

   2. To ratify or reject the selection of Coopers & Lybrand as independent accountants of the Fund for the fiscal year ending October 31, 1995.

   3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Every shareholder of record as of the close of business on September 15, 1995 will be entitled to vote at the Meeting and any adjournment thereof. Please respond--your vote is important. Whether or not you plan to attend the Meeting, please complete, sign and mail the enclosed proxy voting card in the envelope provided. It is important that your proxy be received no later than October 10, 1995 to assure that your proxy will be voted.

                                   By Order of the Board of Directors,

                                   /s/ John M. Ivan

                                   John M. Ivan
                                   Secretary

September 22, 1995

                           MENTOR INCOME FUND, INC.
                    Riverfront Plaza, 901 East Byrd Street
                           Richmond, Virginia 23219

                                PROXY STATEMENT

                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                               OCTOBER 17, 1995

   This Proxy Statement and Notice of Meeting with accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m. on Tuesday, October 17, 1995, at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, and any adjournment thereof (the "Meeting"). The Fund's annual report for the fiscal year ended October 31, 1994, including financial statements, and semi-annual report for the period ended April 30, 1995, have been previously mailed to shareholders. The annual report and/or semi-annual report are provided upon request without charge. Such request should be addressed to Mentor Investment Group, Inc., Investor Relations Office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219-telephone (800) 825-5353.

   The date of mailing of this proxy statement was on or about September 22, 1995.

   Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominee for Director and in favor of the proposal set forth in the attached Notice of the Meeting. A proxy may be revoked at any time prior to its use. It may be revoked by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

   The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, Officers and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

   As of September 8, 1995, there were 11,817,776 shares of the Fund outstanding. Each share of record as of the close of business on September 15, 1995 will be entitled to one vote on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of September 15, 1995, all the Directors and Officers and the nominee for election as a Director of the Fund, as a group, owned beneficially 49,257 Fund shares (less than 1% of the total outstanding shares). As of September 8, 1995, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Fund shares.

   As of September 8, 1995, the Fund had net assets of $119,216,683.

   Shareholder proposals to be presented at the next Annual Meeting of shareholders must be received at the Fund's office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, no later than December 29, 1995.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposals against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

1. ELECTION OF DIRECTOR

   The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year the term of office of one class will expire. Mr. Jerry R. Barrentine has been nominated for a three-year term to expire at the 1998 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Barrentine has been a Director of the Fund since 1988. The nominee has consented to serve as a Director if elected. It is not expected that the nominee will be unable to serve as a Director; however, if that should occur for any reason prior to the Meeting, the proxy holders will vote in their discretion for another person of their choice. The following table provides information concerning the nominee for election as a Director and each Director of the Fund.

                                                                     SHARES OWNED
                                                                     BENEFICIALLY
 NAME, ADDRESS AND                                       DIRECTOR       AS OF
 OFFICES WITH THE FUND    PRINCIPAL OCCUPATION AND AGE    SINCE   SEPTEMBER 15, 1995
 ---------------------    ----------------------------   -------- ------------------

   CLASS II NOMINEE TO SERVE UNTIL THE 1998 ANNUAL MEETING OF SHAREHOLDERS:

 Jerry R. Barrentine      Executive Vice President         1988          3,146**
 4828 Parkway Plaza Blvd. and CFO, Barclays
 Charlotte, NC 28217      American/Mortgage
   Director               Corporation (financial
                          services) (since November
                          1992); Managing Partner,
                          Barrentine Lott &
                          Associates, Inc.
                          (financial services
                          consultants) (November
                          1981-November 1992).
                          (Age 61)

Continuing Directors. The balance of the current Directors consists of one Class I Director and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. Mr. Edwards was elected at the 1994 Annual Meeting of Shareholders and Messrs. Nelson and Ludeman were elected at the 1993 Annual Meeting of Shareholders. The Directors are as follows:

                        CLASS I (TERM EXPIRING IN 1997)

 Weston E. Edwards        President, Weston Edwards        1988         36,094**
 361 Forest Avenue        & Associates (business
 Suite 205                brokers and consultants)
 Laguna Beach, CA 92651   (September 1994-present
   Chairman of the Board  and July 1988-June 1993);
                          President, Smart Mortgage
                          Access, Inc. (June 1993-
                          September 1994); Founder
                          and Chairman, the Housing
                          Roundtable (since
                          February 1981). (Age 61)

                                                                  SHARES OWNED
                                                                  BENEFICIALLY
 NAME, ADDRESS AND                                    DIRECTOR       AS OF
 OFFICES WITH THE FUND PRINCIPAL OCCUPATION AND AGE    SINCE   SEPTEMBER 15, 1995
 --------------------- ----------------------------   -------- ------------------

                       CLASS III (TERM EXPIRING IN 1996)

 J. Garnett Nelson     Consultant, Mid-Atlantic         1991         7,017**
 101 Shockoe Slip      Holdings, L.L.C. (since
 Richmond, VA 23219    February 1995); Senior Vice
  Director             President, The Life
                       Insurance Company of
                       Virginia (1990-February
                       1995); Senior Executive
                       Director, Aon Advisers, Inc.
                       (1990-February 1995);
                       Director, Life of Virginia
                       Series Fund, Inc. (since
                       1990); Director, Aon Asset
                       Management Fund, Inc. (since
                       1991); Director, Lawyers
                       Title Corporation (since
                       1991); Investment Advisory
                       Board, Virginia Retirement
                       System (since April 1995).
                       (Age 56)
 Daniel J. Ludeman*    Chairman and Chief Executive     1993         3,000**
 901 East Byrd Street  Officer, Mentor Investment
 Richmond, VA 23219    Group, Inc. (since July
  Director             1991); Managing Director,
                       Wheat, First Securities,
                       Inc. (since August 1989);
                       Managing Director, Wheat
                       First Butcher Singer Inc.
                       (since June 1991); Chairman
                       and Trustee, Mentor Funds,
                       Cash Resource Trust and
                       Mentor Institutional Trust.
                       (Age 38)

------------
 * Mr. Ludeman is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his association with Commonwealth Investment Counsel, Inc. Messrs. Barrentine, Edwards and Nelson are not "interested persons" of the Fund as that term is defined in the 1940 Act.
** Less than 1% of the total outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays Mr. Edwards, as Chairman of the Board, an annual fee of $24,000, and pays Messrs. Barrentine and Nelson an annual fee of $16,000, plus an attendance fee for each Director of $1,000 per meeting plus out-of-pocket expenses. Mr. Ludeman, as an "interested person" of the Fund, does not receive a fee for his services as a Director of the Fund. The direct aggregate and total remuneration (including reimbursement of such expenses) paid to all Directors as a group for the fiscal year ended October 31, 1994 was $77,167.

   The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1994, as well as the total compensation paid by the Fund and other funds advised by the Investment Manager to each Director.

                                     PENSION OR RETIREMENT TOTAL COMPENSATION
                        AGGREGATE     BENEFITS ACCRUED AS      FROM FUND
                      COMPENSATION       PART OF FUND         COMPLEX PAID
 NAME OF DIRECTOR       FROM FUND          EXPENSES           TO DIRECTORS
 -------------------- ------------   --------------------- ------------------
 Jerry R. Barrentine     $20,000             None               $20,000
 Weston E. Edwards        28,000             None                28,000
 J. Garnett Nelson        19,000             None                19,000

SUPPLEMENTAL INFORMATION

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The Officers of the Fund, other than those who are Directors or a nominee for Director, are as follows: Paul F. Costello (Age
34), President; Terry L. Perkins (Age 48), Treasurer; John M. Ivan (Age 40), Secretary; Michael A. Wade (Age 28), Assistant Treasurer; and Sander M. Bieber (Age 45), Assistant Secretary. During the past five years, the principal occupations of the Officers have been as follows: Paul F. Costello-President (since June 1994)-Managing Director of Mentor Investment Group, Inc. and Wheat First Butcher Singer, Inc. (since June 1994); Senior Vice President, Commonwealth Advisers, Inc. and Mentor Distributors, Inc. (since February
1992); Formerly, Director, President and Chief Executive Officer, First Variable Life Insurance Company; President and Treasurer, Atlantic Capital & Research, Inc. (August 1986-February 1992). Terry L. Perkins-Treasurer (since December 1988)-Vice President of Mentor Investment Group, Inc. (since August
1993); Formerly, Controller (June 1992-August 1993) and Assistant Secretary and Compliance Officer (December 1988-August 1993), Ryland Capital Management, Inc. John M. Ivan-Secretary (since June 1994)-Managing Director, Director of Compliance and Assistant Secretary (since September 1992) and Assistant General Counsel (since July 1984), Wheat First Butcher Singer, Inc. Michael A. Wade-Assistant Treasurer (since June 1995)-Associate Vice President of Mentor Investment Group, Inc. (since April 1994); Formerly, Senior Accountant, Wheat First Butcher Singer, Inc. (April 1993-March 1994); Audit Senior, BDO Seidman (July 1989-March 1993). Sander M. Bieber-Assistant Secretary (since December
1994)-Partner with the law firm of Dechert Price & Rhoads, counsel to the Fund.

   The Fund has a standing Audit Committee currently consisting of Messrs. Barrentine, Edwards and Nelson, each of whom is a Director and not an interested person of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

   Under the securities laws of the United States, the Fund's Directors, its Officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during 1994. All of these filing requirements were satisfied by the Fund's Directors and Officers. In making these statements, the Fund has relied on the representations of its incumbent Directors and Officers and copies of the reports that they have filed with the Commission.

   During the fiscal year ended October 31, 1994, there were five meetings of the Board of Directors and two meetings of the Audit Committee. All of the incumbent Directors attended at least 75% of the Board meetings and all of the Audit Committee members attended the meetings of the Audit Committee.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE AS A DIRECTOR OF THE FUND.

2. APPROVAL OF INDEPENDENT ACCOUNTANTS

   Coopers & Lybrand, 217 E. Redwood Street, Baltimore, Maryland 21202, have been the independent accountants of the Fund since its inception, and have audited the Fund's financial statements for the fiscal year ended October 31, 1994. At a meeting held on December 16, 1994, upon recommendation of the

Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, recommended the appointment of Coopers & Lybrand as independent accountants of the Fund for the fiscal year ending October 31, 1995.

   The Fund is advised that neither the firm of Coopers & Lybrand nor any of its members has any material direct or indirect financial interest in the Fund. Representatives of Coopers & Lybrand are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

3. OTHER BUSINESS

   The Board of Directors know of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed Proxy will be voted in accordance with the best judgment of the persons named in the Proxy.

                      THE INVESTMENT MANAGEMENT AGREEMENT

   Commonwealth Investment Counsel, Inc. ("CIC" or the "Investment Manager"), a Virginia corporation, has been Investment Manager of the Fund since August 27, 1993. The Investment Manager is a wholly-owned subsidiary of Mentor Investment Group, Inc., which, in turn, is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. The business address of each of the foregoing is 901 East Byrd Street, Richmond, Virginia 23219.

                               THE ADMINISTRATOR

   Pursuant to an Administration Agreement dated August 27, 1993, Mentor Investment Group, Inc. serves as the Fund's Administrator.

                                VOTES REQUIRED

   The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the nominee to the Board of Directors, as set forth in Proposal 1, will require the vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting. Ratification of the selection of the accountants, as set forth in Proposal 2, will require the affirmative vote of the holders of a majority of the Fund's shares present or represented by proxy at the Meeting.

   If the accompanying form of proxy is executed properly and returned properly, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of the Director and FOR the other proposals as set forth herein.

YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

PROXY                                                                PROXY

                           MENTOR INCOME FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 17, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Weston E. Edwards and J. Garnett Nelson, and each of them, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of MENTOR INCOME FUND, INC. (the "Fund") to be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, on Tuesday, October 17, 1995, at 10:00 a.m., and at any adjournment thereof, according to the number of votes and as fully as if personally present, for the purposes listed on the reverse side of this card.

------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
------------------------------------------------------------------------------
Please sign this proxy card exactly as your name or names appear hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   --------------------------------------
-------------------------------------   --------------------------------------
-------------------------------------   --------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                FOR     WITHHOLD
1.  ELECTION OF DIRECTOR: Jerry R.              [ ]       [ ]
    Barrantine for a term expiring
    in 1998.

                                                FOR      AGAINST      ABSTAIN
2.  Ratification of the selection of            [ ]        [ ]          [ ]
    Coopers & Lybrand as independant
    accountants of the Fund for the
    fiscal year ending October 31, 1995.

    and with discretionary authority to vote on all matters that may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN ITEM 1 AND IN FAVOR OF ITEM 2.

                                                      -------------------------
Please be sure to sign and date this Proxy.     Date
-------------------------------------------------------------------------------

----------------- Shareholder sign here ---------------Co-owner sign here------

Mark the box at right if comments or address change   [ ]
have been noted on the reverse side of this card.

                RECORD DATE SHARES: